FORM  OF  EQUIPMENT  LEASE  AGREEMENT


     This Equipment Lease Agreement (the "Agreement" or the "Lease"), dated October 29, 1997, is made and entered into by and between Connecticut Bank of Commerce (the "Lessor"), a Connecticut chartered commercial bank, with its principal place of business at 612 Bedford Street, Stamford, Connecticut 06901, and Charter Communications International, Inc. ("Lessee"), a Nevada corporation, with its principal place of business at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339.

     NOW,   THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lessor and Lessee hereby agree as follows:

     1.     EQUIPMENT COVERED BY LEASE.     Lessor  hereby  agrees  to  lease to
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Lessee  and  Lessee  agrees to lease from Lessor certain items of equipment (the
"Equipment"), upon the terms and conditions specified in this Agreement. A description of the Equipment is set forth in Exhibit A hereto.

     2.     RENT.     Lessee agrees to pay Lessor, by check or wire transfer, as
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rent  for  the  Equipment during the Lease Term (as defined in Section 3 hereof)
the monthly rent (the "Monthly Rent") set forth on Exhibit B attached hereto. The Monthly Rent shall be due and payable by the Lessee in arrears on the first day of each month (each a "Rent Payment Date") commencing on December 1, 1997 and on the first day of each month thereafter until October 28, 2002 when the remaining and final Monthly Rent payment in the amount indicated on Exhibit B shall be due and payable. The Monthly Rent shall be payable at the Lessor's office at the address indicated at the head of this Agreement unless otherwise directed by Lessor as provided in Section 23 hereof. If a Rent Payment Date falls on a day other than a Business Day (as hereinafter defined), then the Rent Payment Date shall be deemed to be the immediately following Business Day. As used herein, the term "Business Day" shall mean any day other than Saturday or Sunday or a day on which banks in either the State of Connecticut or the State of Georgia are required or permitted to close. Lessee shall pay the Lessor interest upon the amount of any Monthly Rent or other sums not paid by Lessee within fifteen (15) days of the Rent Payment Date, calculated from the date when due and owing hereunder until such payment is received by the Lessor computed at the annual rate of the lesser of (i) the Wall Street Journal Prime Rate plus ten percent, or (ii) the maximum allowable rate under applicable law (the "Overdue Interest Rate"). Lessee may prepay all or any portion of the Monthly Rents at any time, without penalty. In the event of a partial prepayment, the Monthly Rent shall be adjusted for the remaining months of the Lease Term as provided in Exhibit B hereof. As security for the Lessee's financial obligations under this Agreement, including the obligation to pay Monthly Rent, on the Lease Commencement Date (as defined in Section 3 hereof), the Lessee shall enter into the Security Agreement, substantially in the form of Exhibit E hereto (appropriately completed), in favor of the Lessor (the "Security Agreement").

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     3.     LEASE  TERM.     The  term  of  the  Lease  for the Equipment leased
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hereunder  (the  "Lease Term") shall be for a period of five (5) years and shall commence on October 29, 1997 (the "Lease Commencement Date") and shall terminate at 12:00 midnight (New York City Time) on October 28, 2002 (the "Lease Termination Date"), unless earlier terminated as provided in this Agreement. The Lease Term shall not be extended without the written permission of the Lessor. At least ten (10) days prior to the Lease Termination Date or at least ten (10) days prior to the date of the Lessee's purchase of the Equipment if during the Lease Term, the Lessee shall notify the Lessor of the Lessee's election to purchase the Equipment in accordance with Section 20 hereof. In the event that the Lessee elects not to purchase the Equipment as provided in Section 20
hereof,    the  Lessee  shall  deliver the Equipment on or before such date to a location designated by the Lessor. All costs or expenses associated with the Lessor's disposition of the Equipment on the Lease Termination Date shall be borne by the Lessee.

     4.     DELIVERY AND ACCEPTANCE OF EQUIPMENT.     Lessor  and  Lessee  agree
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that  the  manufacturer or vendor of the Equipment has delivered or will deliver the Equipment to the location specified by Lessee. Lessor and Lessee agree that the Lessee shall have full and absolute responsibility for the delivery of the Equipment to the location designated by the Lessee and that, by the Lessee's execution of this Agreement, the Lessee has been deemed to have acknowledged that the Equipment conforms to the requirements of this Agreement and is subject to the terms and conditions of this Agreement. Such acknowledgment and acceptance of the Equipment shall not impair, and shall not in any manner be deemed a waiver of, Lessor's or Lessee's warranty rights for the Equipment. As long as no Event of Default (as defined in Section 18 hereof) has occurred and is continuing hereunder, Lessor hereby appoints and authorizes the Lessee to act as its agent, to accept for Lessor and in Lessor's name, the Equipment from the manufacturer or vendor upon delivery. THE FAILURE OF THE MANUFACTURER OR VENDOR TO DELIVER THE EQUIPMENT TO THE LESSEE OR TO THE LOCATION DESIGNATED BY THE LESSEE SHALL NOT IN ANY WAY AFFECT THE LESSEE'S OBLIGATIONS UNDER THIS
AGREEMENT, INCLUDING, BUT NOT LIMITED TO, THE OBLIGATION TO THE MONTHLY RENT, WHICH OBLIGATION IS UNCONDITIONAL AND ABSOLUTE.

     5.     INSTALLATION AND MAINTENANCE.     (a)   The Lessee agrees to pay any
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costs  incurred  in  transporting  the  Equipment  to  the location or locations designated by the Lessee and to pay any installation costs. Lessee hereby agrees to indemnify Lessor and to hold the Lessor harmless from any claims for the payment of such costs and expenses.

     (b) Lessee shall, at its expense, take all actions necessary to maintain and repair the Equipment to keep it in good operating condition, ordinary wear and tear excepted. Except as otherwise provided herein, Lessee agrees to pay all costs, expenses, fees and charges incurred in connection with the use and operation of the Equipment during the Lease Term, including repairs, maintenance, storage and service.

     6.      FEES AND TAXES.   (a)   Lessee  agrees  to  pay  any and all taxes,
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assessments, licenses, title and registration fees, including all sales, use and personal property taxes together with any penalties, fines or interest accruing as a result of Lessee's failure to timely comply with its obligations hereunder, which are assessed, levied or imposed by any governmental or taxing authority against Lessor with respect to any item of Equipment, or the purchase, acquisition, ownership, delivery, lease, possession, use, operation, control or return of the Equipment, which accrue during the Lease Term, excluding, however, any taxes measured by Lessor's net income.

     (b) Unless and until Lessor notifies Lessee to the contrary, the foregoing obligations of Lessee shall include preparation and submission of all filings to the applicable taxing authorities whether such filings would otherwise be the obligation of the Lessor or Lessee and as long as no Event of Default has occurred and is continuing hereunder, Lessor hereby appoints Lessee its agent and attorney-in-fact for the purpose making such filings on behalf of Lessor. Lessee agrees to provide copies of such filings to Lessor along with evidence of payment. Lessor agrees to cooperate fully with Lessee by executing any documents prepared by Lessee for filing and forwarding promptly to Lessee any assessments, bills, invoices or other correspondence received in connection therewith. In the event that Lessor elects to pay personal property taxes directly to a levying authority, Lessor shall submit to Lessee a copy of any personal property tax statements and the receipt or other document evidencing payment and Lessee agrees to promptly reimburse Lessor for the full amount of such taxes paid by Lessor.

     (c) Lessee shall not be obligated to pay any amount under this Section 6 so long as it shall be contesting the validity or the amount thereof by appropriate proceedings. Lessee agrees to indemnify, hold harmless and defend Lessor against any loss, claim or expense resulting from such nonpayment or contest. The obligations and liabilities of Lessee under this Section 6 accruing during the Lease Term shall continue notwithstanding the termination of this Agreement.

     (d) Nothing in this Section 6 shall be deemed to obligate Lessee to pay: (i) any taxes, fees, assessments or other charges which have been included in the cost of the Equipment and reflected in Exhibit B hereof; (ii) any taxes, fees or other charges imposed, based on or measured by the income of the Lessor or any taxes, fees or charges imposed in lieu of such taxes, fees or charges; or
(iii) any business privilege, franchise or other similar taxes or fees assessed against Lessor.

     7.      LESSOR'S WARRANTIES.     (a)  LESSOR  MAKES   NO EXPRESS OR IMPLIED
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WARRANTIES  OR  REPRESENTATION  AS  TO  ANY  MATTER WHATSOEVER INCLUDING WITHOUT
LIMITATION THE CONDITION, SELECTION, QUALITY, SUITABILITY OR OPERATION, THE MERCHANTABILITY, OR FITNESS FOR ANY PARTICULAR PURPOSE OF ANY EQUIPMENT, AND LESSOR SHALL NOT BE LIABLE FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE USE OR PERFORMANCE OF THE EQUIPMENT.

     (b) Lessor hereby transfers and assigns to Lessee during Lease Term all of its right and interest in any manufacturer's warranty with respect to the Equipment and to any and all amounts which may be collected thereunder, and agrees to execute any documents reasonably necessary to effect such transfer and assignment. To the extent that any rights of Lessor with respect to the manufacturer's warranty applicable to any item of Equipment may not be assigned to Lessee, Lessor shall use reasonable efforts to enforce such rights against the manufacturer on behalf of Lessee.

     8.     LESSEE'S WARRANTIES.   Lessee hereby represents and warrants that as
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of  the date of this Agreement and as of the Lease Commencement Date: (a) Lessee
is a Nevada corporation validly existing and in good standing under the laws of the State of Nevada, with full power to enter into this Agreement and to pay rent and perform its obligations under this Agreement; (b) this Agreement has been duly authorized, executed and delivered by Lessee, is enforceable in accordance with its terms and Lessee's execution, delivery and performance hereunder does not and will not contravene the provisions of any contract or other instrument by which it is bound; (c) no approval is required of any public regulatory body with respect to the entering into or performance of this Agreement; (d) there are no suits or proceedings pending in any court or any governmental agency against or affecting Lessee which if decided against Lessee would materially impair Lessee's ability to perform any of its obligations under this Agreement; and (e) there has been no material adverse change to Lessee's financial condition from that reflected in the financial statements of the Lessee furnished to the Lessor on or immediately prior to the Lease Commencement Date (the "Lessee Financial Statements").

     9.     OWNERSHIP AND INSPECTION.   Lessor has an undivided senior ownership
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interest  in  the  pool  of Equipment described on Exhibit A hereto (the "Senior
Ownership   Intererst")   represented   by  a   Senior   Ownership   Certificate
substantially in the form of Exhibit A-1. Lessee has an undivided residual junior subordinated ownership interest in the Equipment described on Exhibit A hereto (the "Residual Ownership Interest") represented by a Residual Ownership Certificate substantially in the form of Exhibit A-2 hereto, which has been pledged and assigned to the Lessor as security for the Lessee's payment obligations under this Agreement. Lessee hereby acknowledges and agrees that it has no title to the Lessor's Senior Ownership Interest in the Equipment, and by the execution of this Agreement it does not have or obtain, and by payment or performance under this Agreement (except as provided in Section 20 hereof) it does not and will not obtain title to the Senior Ownership Interest in the Equipment, nor any property right or other interest in the Equipment except solely as Lessee hereunder and subject to the terms of this Agreement. Lessee agrees that upon Lessor's request it will execute and deliver to Lessor or its assignee, if any, such Uniform Commercial Code financing statements or other similar or substitute documents as are necessary to protect Lessor's or its assignee's right, title and interest in and to the Equipment as represented by the Senior Ownership Certificate and Lessor's security interest in and lien on Lessee's Residual Ownership Interest in the Equipment as represented by the Residual Ownership Certificate. Lessee agrees that upon reasonable prior written notice Lessor and Lessor's agents shall have the right to inspect the Equipment.

     10.     QUIET ENJOYMENT.   Lessor hereby represents and warrants that as of
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the  Lease  Commencement Date: (a) Lessor has good title to the Senior Ownership
Certificate in the Equipment; (b) Lessor has the full right and authority to enter into this Agreement on the terms stated herein; and (c) so long as no Event of Default has occurred and is continuing hereunder, Lessee shall have the peaceful and quiet use and enjoyment of the Equipment against any acts or interruptions by Lessor or any person claiming by, through or under Lessor, and Lessor agrees to cause to be discharged any lien or encumbrance impairing such quiet enjoyment if such lien or encumbrance was created by Lessor or anyone claiming by, through or under Lessor and not arising due to the failure of Lessee or any sublessee to perform its obligations hereunder.

     11.     USE OF EQUIPMENT.   (a)  During the Lease Term, Lessee warrants and
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agrees  that  the Equipment will be operated and otherwise be in compliance with all applicable statutes, regulations and orders of any governmental body having power to regulate the Equipment, provided, however, that Lessee may, by appropriate proceedings, contest the application of any such rule, regulation or order in any reasonable manner which will not adversely affect the title of Lessor to the Equipment or subject the Equipment to forfeiture or sale. Lessor agrees to join in any proceedings in the event that such joinder is necessary for the proper prosecution of any such proceedings and Lessee agrees to indemnify Lessor against all reasonable costs and expenses incurred by Lessor in connection with Lessor's joinder in such proceedings.

     (b) Lessee agrees to give prior written notice to Lessor of any change in the location of the Equipment from that set forth on Exhibit C. Lessee agrees to assume responsibility for any and all costs of relocation or reinstallation.

     12.      LIENS.     During  the  Lease Term, Lessee agrees that it will not
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create, incur, or assume any mortgage, security interest, lien or encumbrance on the Equipment except: (a) the respective rights of Lessor and its assignee, if any, and Lessee as provided in this Agreement; (b) liens for taxes, assessments, or state, local, federal or other governmental charges or levies not yet due or delinquent or not yet subject to penalty for nonpayment; (c) liens which have been bonded or are being contested by Lessee as to the existence, amount, applicability, extent or validity thereof by appropriate proceeding which shall operate to prevent the collection or satisfaction of the lien contested; (d) inchoate landlord's, materialman's, mechanic's, workman's, repairman's, employee's or other similar liens arising in the ordinary course of business and not delinquent; and (e) liens arising out of judgments against Lessee with respect to which an appeal or proceeding for review is being prosecuted and with respect to which there has been secured a stay of execution pending such appeal or proceeding for review.

     13.     ALTERATIONS AND MODIFICATIONS.     (a)  Lessee shall have the right
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to  make  or  have  made  alterations  or modifications to any item of Equipment provided that no such alteration or modification materially reduces the value or impairs the operation of such Equipment. Any part, attachment or accessory constituting a physical part of the Equipment whether attached to the Equipment or made a part thereof as a result of an alteration or modification which cannot be detached without causing material damage to the Equipment, shall be deemed to be an accession to the Equipment and shall thereafter be deemed Equipment for purposes of this Agreement, with title thereto in Lessor.

     (b) Lessee shall have the right at any time to connect additional equipment to the Equipment and whether such equipment is owned by Lessee or leased from a third party, provided that the value of the Equipment shall not be materially reduced by such connection.

     14.     LOSS  OR  DAMAGE.     (a)  In  the  event  of  any  loss,  seizure,
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condemnation  or  destruction  of the Equipment or damage to the Equipment which cannot be repaired by Lessee, Lessee shall immediately notify Lessor in writing. Within thirty (30) days of such notice, during which time Lessee shall continue to pay Monthly Rent, Lessee shall, at the option of Lessor, either: (i) replace the Equipment with equipment of the same type and manufacture in good repair, condition and working order, transfer title to such equipment to Lessor free and clear of all liens, claims and encumbrances, whereupon such equipment shall be deemed Equipment for purposes of this Agreement, or (ii) pay to Lessor an amount equal to the present value of the aggregate of the remaining unpaid Monthly Rents plus any other costs actually incurred by Lessor. The present value shall be determined by discounting the aggregate of the remaining unpaid Monthly Rents to the date of payment by Lessee at the rate of eight and one-half percent (8.5%) per annum. Any insurance or condemnation proceeds received by Lessor shall be credited to the obligation of Lessee under this Section 14 and the remainder of such proceeds, if any, shall be paid to Lessee by Lessor in full compensation for the loss of the leasehold interest in the Equipment by Lessee.

     (b) Lessee acknowledges and agrees that ANY DAMAGE TO OR LOSS, DESTRUCTION OR UNFITNESS OF, OR DEFECT IN THE EQUIPMENT, OR THE INABILITY OF
LESSEE TO USE THE EQUIPMENT FOR ANY REASON WHATSOEVER, INCLUDING, BUT NOT LIMITED TO, THE FAILURE OF THE MANUFACTURER OR VENDOR TO DELIVER THE EQUIPMENT OR TO DELIVER THE EQUIPMENT IN MERCHANTABLE CONDITION, SHALL NOT (i) GIVE RISE TO ANY DEFENSE, COUNTERCLAIM OR RIGHT OF SETOFF AGAINST LESSOR, OR (ii) PERMIT ANY ABATEMENT OR RECOUPMENT OR ANY REDUCTION OF MONTHLY RENT, OR (iii) RELIEVE LESSEE OF THE PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ITS OBLIGATIONS TO PAY THE FULL AMOUNT OF MONTHLY RENT, WHICH OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL, unless and until this Agreement is terminated with respect to such Equipment in accordance with the terms hereof. Any claim that Lessee may have which arise from a defect in or deficiency of the Equipment shall be brought solely against the manufacturer or supplier of the equipment and Lessee shall, notwithstanding any such claim, continue to pay Lessor all amounts due and to become due under this Lease Agreement.

     15.     INSURANCE.     Lessee shall  keep the Equipment insured against all
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risks  of  loss or damage from every cause whatsoever occurring during the Lease
Term, for an amount not less than the higher of (i) the orderly liquidation value of the Equipment as set forth in the Equipment Appraisal attached to this Agreement as Exhibit F or (ii) the present value (using 8.5% per annum as the discount rate) of the unpaid Monthly Rents for the balance of the Lease Term. Lessee shall also carry public liability insurance, both personal and property damage, covering the Equipment, and Lessee shall be liable for any deductible portions of all required insurance. All insurance required by this Section 15 shall name Lessor as additional insured and loss payee. Such insurance shall also be with such insurers and be in such forms and amounts as are reasonably satisfactory to Lessor.

     16.     NET LEASE.     This Agreement is a net lease and Lessee agrees that
             ---------
its obligation to pay rent and other amounts due hereunder shall be absolute and unconditional, and except as expressly provided herein, shall not terminate nor be subject to or affected by any abatement, reduction, set-off, defense, counterclaim or deduction. It is the intent of Lessor and Lessee that the Monthly Rent and other amounts payable under this Agreement shall continue to be payable in all events in the manner and at the time as set forth in this Agreement.

     17.     INDEMNIFICATION.   (a)  Lessee  hereby  agrees to indemnify, defend
             ---------------
and hold harmless Lessor, its agents, employees, successors and assigns (an "Indemnified Party") from and against any and all claims, suits, proceedings, costs, expenses, damages and liabilities whatsoever arising out of or in connection with the manufacture, ordering, selection, specifications, availability, delivery, titling, registration, rejection, installation, possession, maintenance, ownership, use, leasing, operation or return of the Equipment, including, but not limited to, any claim or demand based upon any STRICT OR ABSOLUTE LIABILITY IN TORT and upon any infringement or alleged infringement of any patent, trademark, trade secret, license, copyright or otherwise, except for any such claims arising out of the negligence, gross negligence or willful misconduct of any Indemnified Party. All costs and expenses incurred by an Indemnified Party in connection with any of the foregoing, including, but not limited to, legal fees, court costs and expenses, shall be paid to the Indemnified Party upon demand. Any claim that Lessee may have which arise from a defect in or deficiency of the Equipment shall be brought solely against the manufacturer or supplier of the Equipment and Lessee shall, notwithstanding any such claim, continue to pay Lessor all amounts due or to become due under this Agreement. The obligations and indemnities of Lessee under this Section 17 shall survive the expiration or other termination of this Agreement.

     (b) To the extent that an Indemnified Party receives any payments from Lessee pursuant to the provisions of this Section 17, Lessee shall be subrogated to the Indemnified Party's rights with respect to the claim giving rise to such indemnity.

     18.     DEFAULT.     The occurrence  of  any of  the following events shall
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constitute  an  event  of  default  ("Event  of  Default") under this Agreement:

     (a) Lessee fails to pay any Monthly Rent within 15 days of the Rent Payment Date, whether upon demand or otherwise, and such failure continues for a period of ten (10) consecutive days after written notice to the Lessee; or

     (b) Lessee fails to pay any other sum required hereunder, and such failure continues for a period of ten (10) days following written notice from Lessor; or

     (c) Lessee fails to maintain the insurance as required in Section 15 hereof, and such failure continues for a period of ten (10) consecutive days
following  written    notice  from  the  Lessor;  or

     (d) Any representation or warranty made by Lessee in this Agreement or in any other document, agreement or instrument executed or delivered pursuant hereto or in connection herewith, including, but not limited to, the Lessee Financial Statements, shall prove to be untrue in any material respect as of the date on which made; or

     (e) Lessee violates or fails to perform any other term, covenant or condition of this Agreement or any other document, agreement or instrument executed pursuant hereto or in connection herewith, which failure is not cured within thirty (30) days after written notice from Lessor; or

     (f) There shall occur under any other lease, contract or agreement between Lessee and Lessor or between an affiliate of the Lessee and the Lessor, including, but not limited to, an uncured default with respect to a material financial obligation or an "event of default" (as defined in such other agreement) by Lessee or an affiliate of Lessee; or

     (g) Lessee shall: (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of the Lessee's debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for the Lessee's property; or (iii) make an assignment for the benefit of creditors; or

     (h) An involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of Lessee's debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, and such action is not dismissed within 30 days of its commencement; or

     (i) A receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for the Lessee or for all or any material part of Lessee's property shall be appointed involuntarily; or a warrant of attachment, execution or similar process shall be issued against any material part of the property of the Lessee; or

     (j) There occurs any material adverse change in the Lessee's property or financial condition; or

     (k) Lessee sells all or a material portion of its assets, merges into, or combines with, another entity where the resulting entity is not deemed acceptable from a financial standpoint by the Lessor in its reasonable discretion, or Lessee ceases to exist or otherwise ceases doing business as a going concern.

No waiver by Lessor of any Event of Default shall constitute a waiver of any other Event of Default or of the same Event of Default at any other time.

     19.     REMEDIES.     (a)  Upon the occurrence  of  an Event of Default and
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while  such Event of Default is continuing, Lessor, at its sole option, upon its declaration, and to the extent not inconsistent with applicable law, may exercise any one or more of the following remedies:

     (i) Lessor may terminate this Agreement whereupon all rights of Lessee to the use of the Equipment shall cease.

     (ii) Whether or not this Agreement is terminated, Lessor may cause Lessee, at the sole cost and expense of Lessee, to return any or all of the Equipment promptly to the possession of Lessor in good repair and working order, reasonable wear and tear excepted. Lessor, at its sole option and through its employees, agents or contractors, may peaceably enter upon the premises where the Equipment is located and take immediate possession of and remove the Equipment, all without liability to Lessor, its employees, agents or contractors for such entry. LESSEE HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS TO NOTICE AND/OR HEARING PRIOR TO THE REPOSSESSION OR
REPLEVIN  OF  THE  EQUIPMENT  BY  LESSOR,  ITS EMPLOYEES, AGENTS OR CONTRACTORS.

     (iii) Lessor may proceed by court action to enforce performance by Lessee of this Agreement or pursue any other remedy Lessor may have hereunder, at law, in equity or under any applicable statute, including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of the State of Connecticut or any other applicable jurisdiction and recover such other actual damages as may be incurred by Lessor.

     (iv) Lessor may recover from Lessee damages, not as a penalty but as liquidated damages for loss of bargain, and without limitation of any other amounts due from Lessee under this Agreement, in an amount equal to the sum of:
(1) any unpaid Monthly Rents due and payable for periods prior to the repossession of the Equipment by Lessor, plus any interest due thereon; (2) the present value of all future Monthly Rents required to be paid over the remaining Lease Term after repossession of the Equipment by Lessor determined by discounting such future Monthly Rents to the date of payment at a rate of eight and one-half percent (8.5%) per annum, less the then prevailing rental value of the Equipment; and (3) all costs and expenses incurred in searching for, taking, removing, storing, repairing, restoring, refurbishing and leasing or selling such Equipment.

     (v) With respect to Equipment returned to or repossessed by Lessor, Lessor may sell such Equipment at a public or private sale for cash or credit or Lessor may re-lease such Equipment free and clear of any rights of Lessee under this Agreement (other than Lessee's Residual Ownership Interest).
     (vi) Lessee shall pay all costs and expenses, including, but not limited to, legal fees and expenses, incurred by Lessor arising out of or in connection with any Event of Default. Lessee shall also be liable for any amounts due and payable to Lessor under any other provision of this Agreement.

     (b) No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

     (c) Each right and remedy provided hereunder is cumulative and not exclusive of any other right or remedy, including, without limitation, any right or remedy available to Lessor at law, by statute or in equity.

     20.     PURCHASE  OPTION.     (a)  During  the  Lease  Term or at the Lease
             ----------------
Termination Date, and provided that no Event of Default has occurred and is continuing hereunder, the Lessee may elect to purchase the Lessor's Senior Ownership Interest in the Equipment at the purchase price (the "Purchase Price") as defined in Section 20(b) hereof. If Lessee desires to exercise its option under this Section 20, Lessee shall notify Lessor in writing at least ten (10) days prior to the date of the purchase of the Lessor's Senior Ownership Interest in the Equipment. Upon payment of the Purchase Price, and of all Monthly Rents and other amounts then owing under this Agreement, Lessor shall deliver, assign and sell to the Lessee, without recourse and without any representation or warranty, other than warranty of Lessor's title, free of any and all liens resulting from the acts of Lessor, all of the Lessor's right, title and interest in and to its Senior Ownership Interest in the Equipment as represented by the Senior Ownership Certificate. Lessor will also release its lien on and security interest in the Lessee's Residual Ownership Interest in the Equipment as represented by the Residual Ownership Certificate. In addition, Lessor shall release its lien on and security interest in all other property of Lessee serving as collateral for Lessee's obligations hereunder (exclusive of Lessee's property securing or serving as collateral for other obligations of the Lessee to the Lessor).

     (b) The Purchase Price for the Senior Ownership Interest in the Equipment shall be equal to the sum of: (i) the present value of all future Monthly Rents required to be paid Lessor over the remaining Lease Term (determined by discounting such future Monthly Rents to the date of payment at a rate of eight and one-half percent (8.5%) per annum), plus (ii) $100. In
                                                              ----
addition, the Lessee shall be responsible for any sales, transfer or other similar taxes or assessments in connection with the Lessor's sale and transfer to the Lessee of the Senior Ownership Interest in the Equipment.

     21.     ASSIGNMENT; SUBLEASE.     (a)   Lessor may sell, assign or therwise
             --------------------
transfer all or any part of its right, title and interest in and to the Equipment or in this Agreement or any related agreements, including the Security Agreement, to a third-party assignee, subject to the terms and conditions of this Agreement, including, but not limited to, the right to use or to purchase the Senior Ownership Interest in the Equipment by Lessee. Such assignee shall assume all of the rights and obligations of Lessor under this Agreement, but Lessor shall not be released therefrom absent a release executed by the Lessee. Thereafter, all references to Lessor herein shall mean such assignee. Notwithstanding any sale, assignment or transfer, the obligations of Lessee hereunder shall remain absolute and unconditional as set forth in this Agreement.

     (b) Lessor may also, to the extent of its interest therein, pledge, mortgage or grant a security interest in the Equipment and assign as collateral, subject to the terms and conditions hereof, including, but not limited to, the right to the use of the Equipment by Lessee. Lessor, by reason of such pledge, mortgage or grant of security interest or collateral assignment, shall not be relieved of any of its obligations hereunder, which shall remain absolute and unconditional as set forth herein. Upon the written request of Lessor, Lessee shall acknowledge such obligations to the pledgee, mortgagee, lienholder or assignee.

     (c) LESSEE SHALL NOT SELL, TRANSFER, ASSIGN, SUBLEASE, CONVEY OR PLEDGE ANY OF ITS INTEREST IN THIS AGREEMENT OR ANY OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR. ANY SUCH SALE, TRANSFER, ASSIGNMENT, SUBLEASE, CONVEYANCE OR PLEDGE, WHETHER BY OPERATION OF LAW OR OTHERWISE, WITHOUT THE
PRIOR  WRITTEN  CONSENT  OF  LESSOR,  SHALL  BE  VOID.

     22.     EQUIPMENT  ACQUISITION  FEE;  CLOSING  COSTS.     On  the  Lease
             --------------------------------------------
Commencement Date, the Lessee shall pay the Lessor an Equipment Acquisition Fee in the amount set forth on Exhibit D hereof. In addition, the Lessee shall pay the legal fees and reasonable expenses of Lessor's counsel in connection with the preparation of this Agreement and the consummation of the transactions contemplated herein.

     23.     NOTICES.  Any notices or other communications permitted or required
             -------
hereunder shall be in writing and shall be deemed conclusively to have been duly given if personally delivered, sent by overnight courier, or mailed by certified mail, postage prepaid, and return receipt requested, if to the Lessor or the Lessee, addressed to the applicable party at the address set forth at the head of this Agreement, or to such other address as a party may have designated in writing to the other party.

     24.     COUNTERPARTS; FACSIMILE EXECUTION.   This Agreement may be executed
             ---------------------------------
in several counterparts each of which shall constitute an original, but all of which together shall constitute one instrument notwithstanding that all parties are not signatories to the same counterparts. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile also shall deliver an original executed counterpart of this Agreement, but failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

     25.     ENTIRE AGREEMENT.   This Agreement constitutes the entire agreement
             ----------------
and understanding of the parties with respect to the matters and transaction contemplated by this Agreement and supersedes any prior agreement and understandings with respect to these matters and transactions.

     26.     FINANCIAL REPORTS AND INFORMATION.  Lessee agrees to provide Lessor
             ---------------------------------
with all financial information concerning Lessee and Lessee's business as Lessor may reasonably request, and Lessor agrees not to divulge or disseminate such information to any third party without Lessee's prior written consent.

     27.     GOVERNING LAW AND AMENDMENTS.  This Agreement is to be governed by,
             ----------------------------
and construed in accordance with, the laws of the State of Connecticut. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     28.     EXHIBITS  AND  SCHEDULES.      The  Exhibits  and Schedules to this
             ------------------------
Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     29.     SEVERABILITY OF PROVISIONS.  If any one or  more  of the covenants,
             --------------------------
agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     IN WITNESS WHEREOF, the Lessor and the Lessee have duly executed and delivered this Agreement as of the date first above written.

                                          LESSEE:

                                          CHARTER  COMMUNICATIONS
                                          INTERNATIONAL,  INC.

                                          By:__________________________
                                          Name:
                                          Title:

                                          LESSOR:

                                          CONNECTICUT  BANK  OF  COMMERCE

                                          By:__________________________
                                          Name:
                                          Title:

                                 EXHIBIT INDEX



A        -          DESCRIPTION  OF  EQUIPMENT

A-1  -  FORM  OF  SENIOR  OWNERSHIP  CERTIFICATE  EVIDENCING LESSOR'S SENIOR
        OWNERSHIP  INTEREST  IN  THE  EQUIPMENT

A-2  -  FORM OF RESIDUAL OWNERSHIP CERTIFICATE EVIDENCING LESSESS'S RESIDUAL
        SUBORDINATED  OWNERSHIP  INTEREST  IN  THE  EQUIPMENT

B    -  SCHEDULE  OF  MONTHLY  RENT

C    -  LOCATION  OF  EQUIPMENT

D    -  EQUIPMENT  ACQUISITION  FEE

E    -  FORM  OF  SECURITY  AGREEMENT  (SEE  ATTACHED)

F    -  APPRAISAL  OF  THE  EQUIPMENT